EXHIBIT 10.33

                                                                  Execution Form

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

      THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of May 28, 2003 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is made by DIOMED, INC., a Delaware corporation (the "Grantor"), in favor of GIBRALT US, INC., a Colorado corporation (the "Designated Note Purchaser" and the "Designated Lender") for the benefit of the Secured Parties (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) set forth on the signature pages hereto and their permitted successors and assigns, and amends and restates in its entirety the Amended and Restated Security Agreement dated as of April 22, 2003 entered into by the Grantor (the "A&R Security Agreement").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Note Purchase Agreement, dated as of December 27, 2002 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Note Agreement") among the Note Purchasers listed therein (the "Note Purchasers"), the Designated Purchaser (as defined therein), the Grantor and Diomed Holdings, Inc., a Delaware corporation ("Holdings") (the "Note Agreement") Diomed issued to the Note Purchasers one or more Notes of the Company, in an aggregate principal amount of $2,000,000, consisting of $1,000,000 aggregate principal amount of Class A Notes and $1,000,000 aggregate principal amount of Class B Notes; and

      WHEREAS, as a condition precedent to the transactions consummated under the First Exchange Agreement and the making of those Loans under the Secured Loan Agreement made on the Initial Closing Date (as defined in the Secured Loan Agreement), Grantor executed and delivered the A&R Security Agreement in order to have effected the grant of certain security to the indebtedness under the Class C Notes issued under the Exchange Agreement and the Class D Notes issued under the Secured Loan Agreement; and

      WHEREAS, to enhance the likelihood that Holdings can successfully complete an equity financing during 2003, contemporaneously with the execution of the Second Exchange Agreement (the "Second Exchange Agreement") dated the date hereof, among Holdings, Grantor, the Designated Note Purchaser and the Note Purchasers named therein, in connection with the Second Exchange Agreement and the Secured Loan Agreement Amendment, Grantor has requested the Designated Note Purchaser and the Designated Lender amend and restate the A&R Security Agreement as set forth herein with effect from and after the Effectiveness Date (as defined in Section 8.1) and the Designated Note Purchaser and the Designated Lender have consented to so amend and restate the A&R Security Agreement as set forth herein; and

      WHEREAS, Grantor derived substantial benefits from the transactions contemplated by the First Exchange Agreement and the Secured Loan Agreement, will derive substantially benefits from the transactions contemplated by the Second Exchange Agreement and the Secured Loan Agreement Amendment and has duly authorized the execution, delivery and performance of this Agreement.

                               Security Agreement

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      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to have induced the Secured Parties to purchase the Notes and to induce the Secured Parties to enter into the Second Exchange Agreement and/or the Secured Loan Agreement Amendment (as the case may be), Grantor agrees, for the benefit of the Designated Note Purchaser and the Designated Lender and each Secured Party, as follows:

                                   ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "A&R Security Agreement" is defined in the preamble.

      "Account" means a right to payment of a monetary obligation, whether or not earned by performance (and shall include invoices, contracts, rights, accounts receivable, notes, refunds, indemnities, interest, late charges, fees, undertakings, and all other obligations and amounts owing to Grantor from any Person):

            (a) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of;

            (b) for services rendered or to be rendered;

            (c) for a policy of insurance issued or to be issued;

            (d) for a secondary obligation incurred or to be incurred;

            (e) for energy provided or to be provided;

            (f) for the use or hire of a vessel under a charter or other contract;

            (g) arising out of the use of a credit or charge card or information contained on or for use with the card; or

            (h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.

      "Account Control Agreement" means an account control agreement in form and substance satisfactory to the Designated Note Purchaser and the Designated Lender, entered into among Grantor, the Designated Note Purchaser, the Designated Lender and the Securities Intermediary where a Securities Account of Grantor is maintained, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

      "Agreement" is defined in the preamble.

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                               Security Agreement

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      "Assigned Agreement" means each agreement more particularly described on
Schedule VI hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), in each case, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

      "Authenticate" means

            (a) to sign; or

            (b) to execute or otherwise adopt a symbol, or encrypt or similarly process a record in whole or in part, with the present intent of the authenticating person to identify the person and adopt or accept a record.

      "Axcan" means Axcan Pharma, Inc., a Canadian company.

      "Axcan Note" means that certain promissory note, dated as of September 24, 2001, of Grantor in favor of Axcan, in the original principal amount of $936,000.

      "Axcan Lien" means the lien on inventory of Grantor created in favor of Axcan pursuant to the Axcan Note.

      "Chattel Paper" means a record or records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" means, for Grantor, a deposit account in the name of the Designated Note Purchaser and the Designated Lender and subject to the sole dominion and control of the Designated Note Purchaser and the Designated Lender.

      "Commercial Tort Claim" means a claim arising in tort with respect to which:

            (a) the claimant is an organization; or

            (b) the claimant is an individual and the claim:

                  (i) arose in the course of the claimant's business or profession; and

                  (ii) does not include damages arising out of personal injury to or the death of an individual.

      "Commodity Account" means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

      "Commodity Contract" means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is:

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                               Security Agreement

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            (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; or

            (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

      "Commodity Customer" means a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

      "Commodity Intermediary" means

            (a) a Person who is registered as a futures commission merchant under the federal commodities laws; or

            (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned or hereafter acquired by Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all licenses and leases of software programs;

            (d) all firmware associated therewith;

            (e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (d); and

            (f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions, modifications or model conversions of any of the foregoing.

      "Control" means any appropriate method of gaining control of collateral under the U.C.C.

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                               Security Agreement

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      "Copyright Collateral" means:

            (a) all copyrights of Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), and all applications for registration thereof, whether pending or in preparation;

            (b) all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof); and

            (c) the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Deposit Account" means a demand, time, savings, passbook, or similar account (including all bank accounts, collection accounts and concentration accounts, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts) maintained with a bank.

      "Designated Lender" is defined in the preamble.

      "Designated Note Purchaser" is defined in the preamble.

      "Designated Note Purchaser and the Designated Lender" means Gibralt US, Inc., for so long as Gibralt US, Inc. remains both the Designated Note Purchaser and the Designated Lender, or, if Gibralt US, Inc. ceases to act as both the Designated Note Purchaser and the Designated Lender, then such other Person as is appointed by the Note Purchasers as the Designated Note Purchaser and by the Lenders as the Designated Lender, or, if not the same Person, then the Person designated as the Designated Note Purchaser and the Designated Lender by the agreement of the then-acting Designated Note Purchaser and the Designated Lender.

      "Documents" means a document of title or a receipt of the type described in Section 7-201(2) of the U.C.C.

      "Electronic Chattel Paper" means Chattel Paper evidenced by a record or records consisting of information stored in an electronic medium.

      "Entitlement Holder" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the U.C.C., such person is the Entitlement Holder.

      "Equipment" means all machinery, equipment in all its forms, wherever located, including all computers, furniture and furnishings, all other property similar to the foregoing

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                               Security Agreement

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(including tools, parts, rolling stock and supplies of every kind and description), components, parts and accessories installed thereon or affixed thereto and all parts thereof, and all Fixtures and all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor.

      "Event of Default" has the meaning set forth in the Second Exchange Agreement.

      "Financial Asset" means:

            (a) a Security;

            (b) any obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or

            (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the U.C.C. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

      "First Exchange Agreement" means the Exchange Agreement dated as of April 22, 2003 by and among Holdings, Diomed, the Note Purchasers (as defined therein) and the Designated Note Purchaser (as defined therein).

      "Fixtures" means all items of Equipment, whether now owned or hereafter acquired, of Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

      "General Intangible" means any personal property, including things in action, Payment Intangibles and software, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, money, and oil, as, or other minerals before extraction.

      "Goods" means all things that are movable when a security interest attaches, including computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if
(i) the program is associated with the goods in such a manner that is customarily is considered part of the goods, or (ii) by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods.

      "Grantor" is defined in the preamble.

      "Holdings" is defined in the first recital.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and

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the Trade Secrets Collateral, in each case, in which the Grantor had rights on or prior to December 31, 2002 (but shall not include any rights of Grantor therein arising after such date, including without limitation any rights of Grantor in U.S. Patent No. 6,398,777 arising after December 31, 2002).

      "Intellectual Property Security Agreement" means a memorandum agreement with respect to the security interest granted by Grantor pursuant to this Agreement in the Copyright Collateral, Patent Collateral or Trademark Collateral of Grantor which is registered under the federal laws of the United States of America or the laws of any foreign country, which agreement shall be in form and substance satisfactory to the Designated Note Purchaser and the Designated Lender and in form suitable for filing in the United States Patent and Trademark Office, the United States Copyright Office or in the corresponding filing office under the laws of such foreign jurisdiction, as applicable, from Grantor, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified form time to time.

      "Institutional Indebtedness" means the principal of and unpaid accrued interest on: (i) all indebtedness to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company or Diomed, as the case may be, (whether or not secured); (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Institutional Indebtedness; and (iii) any indebtedness arising from the satisfaction of such Institutional Indebtedness by a guarantor.

      "Instrument" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

      "Inventory" means Goods, other than farm products, which:

            (a) are leased by a Person as lessor;

            (b) are held by a Person for sale or lease or to be furnished under a contract of service;

            (c) are furnished by a Person under a contract of service; or

            (d) consist of raw materials, work in process, or materials used or consumed in a business,

and includes, without limitation, (i) finished goods, returned goods and materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any of the foregoing; (ii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which Grantor has an interest or right as consignee); (iii) all goods which are returned to or repossessed by Grantor; and (iv) all accessions thereto, products thereof and documents therefor.

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                               Security Agreement

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      "Inventory Event of Default" means an Event of Default (i) caused by the voluntary or judicial dissolution or termination of the Company or Diomed, Inc.;
(ii) caused when the Company or Diomed, Inc. shall (a) admit in writing its inability to pay its debts as they become due; (b) file a petition in bankruptcy or for reorganization or for the adoption of an agreement under the Bankruptcy Code; (c) make an assignment for the benefit of its creditors; (d) have commenced against it a proceeding for the appointing of a receiver or trustee for all or a substantial part of its property which is not dismissed or stayed for a period of 30 days; (e) allow the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property;
(f) suffer an attachment on all or a substantial part of its property; or (g) take any action in furtherance of the foregoing; (iii) caused if the Grantor fails in the payment of principal or interest on the Notes (or any of them) as required thereunder and the same shall continue for a period of five (5) Business Days; (iv) caused by the declared default of the Grantor or Holdings under any Institutional Indebtedness that gives the holder thereof the right to accelerate such Institutional Indebtedness, where such Institutional Indebtedness is in fact accelerated by the holder; or (v) caused if the Grantor fails at any time after the consummation of the Contemplated Equity Financing (as defined in the Second Exchange Agreement), to maintain either (1) the aggregate of (x) the book value of the Inventory constituting Collateral, as carried on the books and records of the Grantor, as determined at the end of any calendar month while any of the Secured Obligations are outstanding and (y) the Company's net book value of fixed tangible assets constituting Collateral, as carried on the books and records of the Company, as determined at the end of any calendar month while any of the Secured Obligations are outstanding, shall be less than $2,000,000; or (2) the aggregate of (x) the amounts determined pursuant to clause (1) above and (y) the cash and cash equivalents held by the Grantor, as carried on the books and records of the Grantor as determined at the date of determination of the amounts referenced in clause (1) above, is less than $3,271,400.

      "Investment Property" means all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Financial Assets, Commodity Contracts and Commodity Accounts of Grantor; provided, however, that Investment Property shall not include any certificated Securities constituting Collateral (as defined in the Pledge Agreement).

      "Letter-of-Credit Right" means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, but excludes the right of a beneficiary to demand payment or performance under a letter of credit.

      "Note Agreement" is defined in the first recital.

      "Note Purchasers" is defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world (including all patent applications in preparation for filing anywhere in the world), including each patent and patent application referred to in Item A of Schedule II attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof);

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            (b) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof);

            (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
(a) and (b) above; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), and for breach or enforcement of any patent license, including any patent license referred to in Item B of
Schedule II attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), and all rights corresponding thereto throughout the world.

      "Payment Intangible" means a general intangible under which the account debtor's principal obligation is a monetary obligation.

      "Proceeds" means the following property:

            (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral;

            (b) whatever is collected on, or distributed on account of, the Collateral;

            (c) rights arising out of the Collateral; and

            (d) to the extent of the value of the Collateral and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

      Notwithstanding the foregoing, Receivables Collateral shall not constitute Proceeds of the sale, lease, exchange, loss, conversion or other disposition of Inventory, except to the extent that the Designated Note Purchaser and the Designated Lender are entitled to receive the cash payments receivable by the Grantor in connection with a sale of Inventory pursuant to Section 5.1(d) in furtherance of their remedies after the occurrence and during the continuation of an Event of Default.

      "Receivables Collateral" means, collectively, Accounts, Documents, Instruments and Chattel Paper, except to the extent that a security interest therein is granted to any third party by the Grantor or Holdings pursuant to a factoring or other asset-based financing transaction entered into from time to time by the Grantor and/or Holdings.

      "Second Exchange Agreement" is defined in the third recital.

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      "Secured Loan Agreement" means the Secured Loan Agreement dated as of
April 22, 2003 by and among Holdings, Diomed, the Lenders (as defined therein) and the Designated Lender (as defined therein).

      "Secured Obligations" is defined in Section 2.2.

      "Secured Parties" means the holders of the Class D Notes and the Class E Notes, provided that if the Note Purchasers rescind the Second Exchange Transaction pursuant to the Second Exchange Agreement and, accordingly, the Exchange Agreement is reinstated and the Class E Notes are cancelled and Class C Notes issued in lieu thereof, then "Secured Parties" shall mean the holders of the reissued Class C Notes and the Class D Notes.

      "Securities" means any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which

            (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;

            (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations; and

            (c) (i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the U.C.C.

      "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

      "Security Entitlements" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

      "Security Intermediary" means

            (a) a clearing corporation; or

            (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

      "Supporting Obligation" means a Letter-of-Credit Right or secondary obligation that supports the payment or performance of a General Intangible or Investment Property, including, without limitation, all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such General Intangible or Investment Property, including Goods represented by the sale or lease of delivery which gave rise to any of the foregoing, returned or repossessed merchandise and rights of stoppage in transit, replevin, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party.

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      "Tangible Chattel Paper" means Chattel Paper evidenced by a record or records consisting of information that is inscribed on a tangible medium.

      "Termination Date" means the date on which the payment in full in cash of the Secured Obligations is made, provided, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the insolvency, bankruptcy or reorganization of the Grantor, Holdings or otherwise, all as though such payment had not been made.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12);

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12);

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above;

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item B of Schedule III attached hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12), or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "Trade Secrets Collateral" means common law and statutory trade secrets and all other confidential or proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form (including all documents and things embodying, incorporating or referring in any way to

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such Trade Secret, all Trade Secret licenses), including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "Transaction Document" has the meaning given to the term "Documents" in the Second Exchange Agreement.

      "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York or, with respect to any Collateral located in any state or jurisdiction other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state or jurisdiction.

      "Waiver Agreement" means a waiver agreement with a landlord or bailee of Grantor in form and substance satisfactory to the Designated Note Purchaser and the Designated Lender entered into among such landlord or bailee, as the case may be, Grantor and the Designated Note Purchaser and the Designated Lender, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

      1.2 Second Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Second Exchange Agreement.

      1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

      1.4 Other Interpretive Provisions. The rules of construction in Sections 6(d) of the Second Exchange Agreement shall be equally applicable to this Agreement.

                                   ARTICLE II
                                SECURITY INTEREST

      2.1 Grant of Security. Grantor hereby assigns and pledges to the ratable benefit of each of the Secured Parties, and hereby grants to the ratable benefit of each of the Secured Parties a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the "Collateral"):

            (a) all Equipment in all of its forms of Grantor;

            (b) all Inventory in all of its forms of Grantor; provided, however, that the security interest granted hereunder in the Grantor's Inventory shall be limited to Inventory valued at cost, as carried on the Grantor's books and records, in an amount not to exceed $3,271,400; provided, further, however, that the Lien created hereby in all such Inventory shall be junior and subordinate to the Axcan Lien (and no other Liens) so long as the Axcan Note remains outstanding;

                                       -12-
                               Security Agreement

            (c) all Receivables Collateral in all of its forms, including all Accounts, Documents, Instruments and Chattel Paper, of Grantor; provided, however, that the Lien created hereby in all such Receivables Collateral shall be junior and subordinate to any security interest therein created by the Grantor or Holdings for the benefit of any third party in connection with any factoring or other asset-based financing transaction entered into from time to time by the Grantor and/or Holdings;

            (d) all General Intangibles in all of its forms, including all Payment Intangibles, of Grantor;

            (e) all Assigned Agreements to which Grantor is now or may hereafter become a party (but not any Accounts arising thereunder), including (i) claims of Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (ii) the right of Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

            (f) all Supporting Obligations of Grantor;

            (g) all Intellectual Property Collateral in all of its forms of Grantor;

            (h) all Investment Property in all of its forms, including all Securities Accounts, of Grantor;

            (i) [Intentionally Omitted];

            (j) all Commercial Tort Claims of Grantor described in Part E of
Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 or otherwise);

            (k) all other Goods of Grantor;

            (l) all of Grantor's books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

            (m) all of Grantor's other property and rights of every kind and description and interests therein, including all moneys, securities and other property, now or hereafter held or received by, or in transit to, the Designated Note Purchaser and the Designated Lender from or for Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; and

            (n) all Proceeds of any and all of the foregoing Collateral.

For the avoidance of doubt, except as provided in Section 5.1(d), the Collateral shall not be deemed for any reason to include any real property interest, Receivables Collateral or Deposit Accounts of the Grantor.

      2.2 Security for Secured Obligations. The Collateral of Grantor under this Agreement secures the prompt payment in full of all obligations of Holdings and Grantor under the First

                                       -13-
                               Security Agreement

Exchange Agreement (as amended), the Second Exchange Agreement, the Secured Loan Agreement (as amended) and the Transaction Documents, in respect of the Class C Notes, the Class E Notes or the Class D Notes, as the case may be, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").

      2.3 Continuing Security Interest; Transfer of Credit Extensions. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon Grantor, its successors, transferees and assigns, and inure, together with the rights and remedies of the Designated Note Purchaser and the Designated Lender hereunder, for the benefit of each Secured Party. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Transaction Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 4(a) of the Note Agreement (in the case of Class A Notes), Section 4(a) of the Exchange Agreement (in the case of Class C Notes) or Section 4(a) of the Secured Loan Agreement (in the case of Class D Notes), as the case may be. Upon the payment in full in cash of all Secured Obligations the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor.

      2.4 Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) Grantor shall remain liable under the contracts and agreements included in the Collateral (including the Assigned Agreements) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed,

            (b) Grantor will comply in all material respects with all laws relating to the ownership and operation of the Collateral, including all registration requirements under applicable laws, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP have been set aside by Grantor,

            (c) the exercise by the Designated Note Purchaser and the Designated Lender or the Secured Parties of any of their rights hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral and

            (d) neither the Designated Note Purchaser, the Designated Lender nor any Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                       -14-
                               Security Agreement

      2.5 Security Interest Absolute. All rights of the Designated Note Purchaser, the Designated Lender and the Secured Parties and the security interests granted to the Secured Parties hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

            (a) any lack of validity or enforceability of any Transaction Document;

            (b) the failure of the Designated Note Purchaser, the Designated Lender or any Secured Party to assert any claim or demand or to enforce any right or remedy against Grantor or any other Person under the provisions of any Transaction Document or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to Grantor or any other obligor or otherwise;

            (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Transaction Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Grantor or otherwise.

      2.6 Waiver of Subrogation. Until the Termination Date, Grantor shall not exercise any claim or other rights which it may now or hereafter acquire against any other Person that arises from the existence, payment, performance or enforcement of Grantor's obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against Holdings or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Holdings, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Designated Note Purchaser and the Designated Lender to be credited and applied upon the Secured Obligations, whether matured or unmatured. Grantor acknowledges that it will receive direct and indirect benefits for the

                                      -15-
                               Security Agreement
financing arrangements contemplated by the Transaction Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

      2.7 Release; Termination.

            (a) Upon any sale, transfer or other disposition of any item of Collateral of Grantor, the Designated Note Purchaser and the Designated Lender on behalf of the Secured Parties will, at Grantor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) Grantor shall have delivered to the Designated Note Purchaser and the Designated Lender, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Designated Note Purchaser and the Designated Lender (which release shall be in form and substance satisfactory to the Designated Note Purchaser and the Designated Lender) and a certificate of Grantor to the effect that the transaction is in compliance with the Transaction Documents and as to such other matters as the Designated Note Purchaser and the Designated Lender may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, at the discretion of Grantor, to either reinvestment in the business of Grantor or to redemption of the Notes in accordance with the terms and conditions of the Notes. Notwithstanding the foregoing, it is understood and agreed that all sales of goods and inventory (including laser systems, disposables and related items) made in the ordinary course of business shall automatically be released from the liens created by this Agreement and shall not require any further act by or notice to the Designated Note Purchaser or the Designated Lender.

            (b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Designated Note Purchaser and the Designated Lender will, at Grantor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination and deliver to Grantor all Instruments, and negotiable documents representing or evidencing the Collateral, if any, then held by the Designated Note Purchaser and the Designated Lender.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Grantor represents and warrants unto the Designated Note Purchaser, the Designated Lender and each Secured Party as set forth in this Article.

      3.1 Location of Grantor; Collateral, etc. (a) Item A of Schedule I hereto identifies for Grantor (i) the state in which it is organized, (ii) the relevant organizational identification number (or states that one does not exist), and
(iii) the principal place of business and chief executive office of Grantor and the office where Grantor keeps its records concerning the

                                       -16-
                               Security Agreement

Collateral, and where the original copies of each Assigned Agreement are located.(b) Except as disclosed in Item C of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), all of the Equipment and Inventory of Grantor are located at the places specified in Item B of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), each of which locations is owned by Grantor.

            (c) Except as disclosed in Item C of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor, located on any leased property or subject to the Control of any Person, other than any Secured Party or Grantor.

            (d) Except as set forth in Item D of Schedule I hereto, Grantor has no trade names and has not been known by any legal name different from the one set forth on the signature page hereto.

            (e) Item E of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), describes all Commercial Tort Claims owned by Grantor as of the date hereof and as of the date of each supplement to such Schedule delivered pursuant to Section 4.12 hereof.

            (f) Except as notified by Grantor to the Designated Note Purchaser and the Designated Lender in writing, Grantor is not a party to any one or more Federal, state or local government contracts.

      3.2 Ownership. Grantor owns the Collateral.

      3.3 Negotiable Documents and Assigned Agreements. Grantor shall keep in its sole possession, free of the Control of any Person other than the Secured Parties, all originals of all negotiable documents currently owned or held by Grantor, and true and correct copies of each Assigned Agreement.

      3.4 Intellectual Property Collateral. (a) With respect to any Intellectual Property Collateral that is material to the operations of Grantor:

                  (i) Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable;

                  (ii) Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

                  (iii) in the case of any such Intellectual Property Collateral that is owned by Grantor, Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral other than licenses of such Intellectual Property Collateral in favor of Grantor's subsidiaries and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party;

                                       -17-
                               Security Agreement

                  (iv) in the case of any such Intellectual Property Collateral that is licensed by Grantor, Grantor is in compliance with all the material terms of such license; and

                  (v) Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable.

            (a) Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in or necessary for the conduct of Grantor's business.

      3.5 Validity, etc. This Agreement creates a valid and perfected security interest in the Collateral and all Proceeds thereof, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      3.6 Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority (other than the filing of financing statements in the U.C.C. filing offices of each jurisdiction referred to in Section 3.1(a)(i) and any local U.C.C. filing relating to Fixtures and, if there is any Intellectual Property Collateral, the filing of this Agreement or Intellectual Property Security Agreements with the United States Patent and Trademark Office, the United States Copyright Office and the comparable filing office of any foreign jurisdiction, as the case may
be) is required either (a) for the grant by Grantor of the security interest granted hereby or for the execution, delivery and performance of this Agreement by Grantor or (b) for the perfection of or the exercise by the Designated Note Purchaser and the Designated Lender of the rights and remedies hereunder.

      3.7 Due Execution, Validity, Etc. Grantor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by Grantor of this Agreement does not contravene or result in a default under Grantor's articles of incorporation or by-laws or contravene or result in a default under any material contractual restriction, Lien or law binding on Grantor. This Agreement has been duly executed and delivered on behalf of Grantor and constitutes the legal, valid and binding obligation of Grantor enforceable in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      3.8 Assigned Agreements.

            (a) Schedule VI hereto accurately identifies for Grantor each agreement which is material to Grantor to which Grantor is a party as of the date hereof and as of the date of each supplement thereto delivered pursuant to
Section 4.12. For purposes of this Section 3.8(a), any agreement pursuant to which Grantor reasonably expects to recognize aggregate future revenues in excess of $100,000 or to receive indemnity or other payments in excess of $100,000 shall be deemed to be material.

                                       -18-
                               Security Agreement

            (b) The Assigned Agreements of Grantor, true and complete copies of which have been furnished to the Designated Note Purchaser and the Designated Lender, have been duly authorized, executed and delivered by Grantor and (to the best knowledge of Grantor) each other party thereto, are in full force and effect and are binding upon and enforceable against Grantor and (to the best knowledge of Grantor) each other party thereto, in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            (c) To the knowledge of Grantor, there exists no default under any Assigned Agreement by any party thereto.

      3.9 Commercial Tort Claims. Except for matters disclosed in Item E of
Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof), Grantor does not own any Commercial Tort Claims.

      3.10 Securities Accounts. Schedule VII hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.12 hereof) accurately identifies each Securities Account of Grantor as of the date hereof and as of the date of each supplement to such Schedule delivered pursuant to Section 4.12 hereof.

                                   ARTICLE IV
                                    COVENANTS

      Grantor covenants and agrees that, until the Termination Date, Grantor will, unless the Designated Note Purchaser and the Designated Lender shall otherwise agree in writing, perform the obligations set forth in this Section.

      4.1 As to Equipment and Inventory. Grantor hereby agrees that it shall, except in the ordinary course of its business or in the exercise of its reasonable business judgment,

            (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section
3.1 unless Grantor has given at least 30 days' prior written notice to the Designated Note Purchaser and the Designated Lender of another location, whether by delivery of a supplement to Schedule I hereto delivered pursuant to Section
4.12 hereto or otherwise, and all action, if any, necessary to maintain in accordance with the terms hereof the Designated Note Purchaser's and the Designated Lender's perfected first priority security interest therein (including any action requested pursuant to clause (e) of this Section 4.1) shall have been taken with respect to the Equipment and Inventory;

            (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary so that Grantor may properly conduct its business;

            (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity

                                       -19-
                               Security Agreement
thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside;

            (d) not sell any Inventory to any customer on approval or on any other basis which entitles the customer to return, or which may obligate Grantor to repurchase, such Inventory; and

            (e) at the request of the Designated Note Purchaser and the Designated Lender, cause the landlord, bailee, warehouseman or processor at any location identified on Part C of Schedule I with Control over any Equipment or Inventory of Grantor to enter into a Waiver Agreement with Grantor and the Designated Note Purchaser and the Designated Lender.

      4.2 As to Documents.

            (a) Grantor shall not change its name or jurisdiction of organization unless Grantor has given at least 30 days' prior written notice to the Designated Note Purchaser and the Designated Lender, and all actions necessary to maintain the Designated Note Purchaser's and the Designated Lender's perfected first priority security interest shall have taken with respect to the Collateral of Grantor.

            (b) Upon written notice by the Designated Note Purchaser and the Designated Lender to Grantor pursuant to this Section 4.2(b), all Proceeds received by Grantor shall be delivered in kind to the Designated Note Purchaser and the Designated Lender for deposit to the Collateral Account, and Grantor shall not commingle any Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Secured Parties until delivery thereof is made to the Designated Note Purchaser and the Designated Lender. The Designated Note Purchaser and the Designated Lender will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing any Event of Default. No funds, other than Proceeds of Collateral of Grantor, will be deposited in the Collateral Account.

            (c) The Designated Note Purchaser and the Designated Lender shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that any Event of Default shall exist. Subject to the rights of the Designated Note Purchaser and the Designated Lender, Grantor shall have the right on each Business Day, with respect to and to the extent of collected funds in the Collateral Account, to require the Designated Note Purchaser and the Designated Lender to purchase cash equivalent investments. The Designated Note Purchaser and the Designated Lender may at any time and shall promptly following Grantor's request therefor, so long as no Event of Default has occurred and is continuing, transfer to Grantor's general demand deposit account at its bank any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Designated Note Purchaser's and the Designated Lender's or Secured Parties' rights under this Section.

      4.3 As to Collateral.

                                       -20-
                               Security Agreement

            (a) Until such time as the Designated Note Purchaser and the Designated Lender shall notify Grantor of the revocation of such power and authority after the occurrence and during the continuance of any Event of Default, Grantor (i) may sell, lease or furnish under the contracts of service any of the Inventory normally held by Grantor for such purpose, and use and consume any raw materials, work in process or materials normally held by Grantor for such purpose, and sell or otherwise dispose of any other Collateral, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Designated Note Purchaser and the Designated Lender may reasonably request or, in the absence of such request, as Grantor may deem advisable; and (iii) may grant to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Designated Note Purchaser and the Designated Lender, however, may, at any time following the occurrence and during the continuance of any Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Designated Note Purchaser and the Designated Lender of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Designated Note Purchaser and the Designated Lender after the occurrence and during the continuance of any Event of Default, Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Secured Parties of any amounts due or to become due thereunder.

            (b) The Designated Note Purchaser and the Designated Lender are authorized to endorse, in the name of Grantor, any item, howsoever received by the Designated Note Purchaser and the Designated Lender, representing any Proceeds of any of the Collateral.

      4.4 As to Intellectual Property Collateral.

            (a) Grantor shall not, unless Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to Grantor or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) Grantor shall not, and Grantor shall not permit any of its licensees to, unless Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to Grantor or (ii) have a valid business purpose to do otherwise,

                  (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use;

                  (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral;

                                       -21-
                               Security Agreement

                  (C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration; or

                  (D) do or permit any act or knowingly omit to do any act
            whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c) Grantor shall not, unless Grantor shall either reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to Grantor or have a valid business purpose do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) Grantor shall notify the Designated Note Purchaser and the Designated Lender immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) In no event shall Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Designated Purchaser and the Designated Lender and, upon request of the Designated Purchaser and the Designated Lender, executes and delivers any and all agreements, instruments, documents and papers as the Designated Purchaser may reasonably request to evidence the Secured Parties' security interest in such Intellectual Property Collateral and the goodwill and general intangibles of Grantor relating thereto or represented thereby.

            (f) Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

      4.5 Insurance. Grantor will maintain or cause to be maintained such insurance as it deems necessary for the reasonable conduct of its business.

      4.6 [Intentionally Omitted].

      4.7 As to the Assigned Agreements.

                                       -22-
                               Security Agreement

            (a) Grantor shall at its expense:

                  (i) perform and observe in all material respects all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Designated Note Purchaser and the Designated Lender; and

                  (ii) furnish to the Designated Note Purchaser and the Designated Lender promptly upon receipt thereof copies of all material notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time furnish to the Designated Note Purchaser and the Designated Lender such information and reports regarding the Assigned Agreements as the Designated Note Purchaser and the Designated Lender may reasonably request.

            (b) Grantor shall not, unless it has reasonably and in good faith determined that it has a valid business purpose and upon written notification to the Designated Note Purchaser and the Designated Lender:

                  (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify any Assigned Agreement or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of any Assigned Agreement; or

                  (iv) take any other action in connection with any Assigned Agreement that would impair in any material respect the value of the interest or rights of Grantor thereunder or that would impair in any material respect the interest or rights of any Secured Party.

      4.8 Inspections and Verification. Upon the occurrence and during the continuance of an Event of Default, the Designated Note Purchaser and the Designated Lender shall have the right, at Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the other Collateral is located, to discuss Grantor's affairs with the officers of Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third Person, by contacting the third person possessing such Collateral for the purpose of making such a verification.

      4.9 Bailees, Warehouses and Leased Premises. Except in the ordinary course of Grantor's business, no Collateral shall at any time be in the possession or Control of any warehouseman, bailee or Grantor's agents or processors or located on any leased premises without the Designated Note Purchaser's and the Designated Lender's prior written consent and unless the Designated Note Purchaser and the Designated Lender, if the Designated Note Purchaser and the Designated Lender have so requested, have received a Waiver Agreement, or warehouse receipts or other bailee lien waivers satisfactory to the Designated Note Purchaser and

                                       -23-
                               Security Agreement
the Designated Lender prior to the commencement of such possession or Control. Grantor shall, upon the request of the Designated Note Purchaser and the Designated Lender, notify any such warehouseman, bailee, agent, processor or lessor of the Liens granted to the Secured Parties hereunder, shall instruct such Person to hold all such Collateral for the Designated Note Purchaser's and the Designated Lender's account subject to the Designated Note Purchaser's and the Designated Lender's instructions and shall obtain a Waiver Agreement or other acknowledgement satisfactory to the Designated Note Purchaser and the Designated Lender from such Person that such Person holds the Collateral for the Secured Parties' benefit.

      4.10 Commercial Tort Claims. Grantor shall advise the Designated Note Purchaser and the Designated Lender promptly upon Grantor becoming aware, after the date hereof, that it owns any additional Commercial Tort Claims. With respect to any such Commercial Tort Claims, Grantor will execute and deliver such documents as the Designated Note Purchaser and the Designated Lender deems necessary to create, perfect and protect the Designated Note Purchaser's and the Designated Lender's first priority security interest in such Commercial Tort Claim.

      4.11 Securities Accounts. Upon request by the Designated Note Purchaser and the Designated Lender, Grantor shall enter into an Account Control Agreement with each financial institution with which Grantor maintains from time to time any Securities Account. Grantor hereby grants to the Designated Note Purchaser and the Designated Lender, a continuing security interest in all such Securities Accounts and all funds and Investment Property at any time paid, deposited, credited or held in such Securities Accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Designated Note Purchaser's and the Designated Lender's agent in connection therewith.

      4.12 Further Assurances, etc. Grantor agrees that, from time to time at its own expense, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that the Designated Note Purchaser and the Designated Lender may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Designated Note Purchaser and the Designated Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. With respect to the foregoing and the grant of the security interest hereunder, Grantor hereby authorizes the Designated Note Purchaser and the Designated Lender to Authenticate and to file one or more financing or continuation statements, and amendments thereto, and make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), in each case for the purpose of perfecting, continuing, enforcing or protecting the security interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Secured Parties as secured parties. A carbon, photographic, telecopied or other reproduction of this Agreement, any Intellectual Property Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Grantor shall from time to time amend the Schedules hereto to reflect the addition of Collateral hereunder or to reflect the disposition of Collateral pursuant to transactions permitted under any Transaction Document, provided that the Grantor's failure to so amend any such schedule to reflect the addition of Collateral shall not render the security interest granted to the Secured

                                       -24-
                               Security Agreement

Parties in and to such Collateral invalid or unenforceable. Grantor shall deliver to the Designated Note Purchaser and the Designated Lender copies of such revised Schedules and, upon such delivery, such Schedules shall be deemed to be the Schedules hereunder.

                                    ARTICLE V
                                    REMEDIES

      5.1 If any Event of Default shall have occurred and be continuing:

            (a) The Designated Note Purchaser and the Designated Lender on behalf of the Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C.

            (b) All cash Proceeds received by the Designated Note Purchaser and the Designated Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Designated Note Purchaser and the Designated Lender, be held, to the extent permitted under applicable law, by the Designated Note Purchaser and the Designated Lender as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Designated Note Purchaser and/or the Designated Lender pursuant to Section 5.2) in whole or in part by the Designated Note Purchaser and the Designated Lender for the ratable benefit of the Secured Parties. Any surplus of such cash or cash proceeds held by the Designated Note Purchaser and the Designated Lender and remaining after payment in full of all the Secured Obligations, shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) The Designated Note Purchaser and the Designated Lender may exercise any and all rights and remedies of Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantor for the Secured Obligations or under this Agreement or any other Transaction Document and the Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.

            (d) Notwithstanding the foregoing clauses (a), (b) and (c) or any other provision of this Agreement to the contrary, and other than in the case of an Inventory Event of Default, the Designated Note Purchaser and the Designated Lender may not exercise remedies with respect to the Inventory Collateral unless and until an Event of Default exists as of January 1, 2006 and remains uncured as of the close of business on the fifth (5th) Business Day after January 1, 2006, and until such time, the sole remedy of the Secured Parties with respect to Inventory Collateral shall be to receive payment of any cash proceeds received from any sale of

                                       -25-
                               Security Agreement
such Inventory Collateral by Grantor (whether or not in the ordinary course of Grantor's business) or to direct the Grantor to cause such cash proceeds to be deposited in the Collateral Account pursuant to Section 4.2(b) in an amount equal to the lesser of (i) the aggregate outstanding principal amount of the Notes and the loans outstanding under the Secured Loan Agreement (together with accrued interest thereon) and (ii) the cash proceeds realized from the sale of Inventory Collateral valued at cost, as carried on the books and records of the Grantor, in an aggregate amount of $3,271,400.

      5.2 Indemnity and Expenses. Grantor agrees to indemnify the Designated Note Purchaser and the Designated Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement and the other Transaction Documents (including enforcement of this Agreement and other Transaction Documents), except claims, losses or liabilities resulting from the Designated Note Purchaser's and/or the Designated Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Grantor will upon demand pay to the Designated Note Purchaser and/or the Designated Lender, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and Designated Note Purchaser and the Designated Lender, which the Designated Note Purchaser and the Designated Lender may incur in connection with the following:

            (a) the administration of this Agreement;

            (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Secured Parties hereunder; or

            (d) the failure by Grantor to perform or observe any of the provisions hereof.

      5.3 Waivers. Grantor hereby waives any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Designated Note Purchaser and the Designated Lender to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Transaction Document or by applicable laws or the time, place or terms of sale in connection with the exercise of the Designated Note Purchaser's and the Designated Lender's rights hereunder. Grantor waives, to the extent permitted by applicable laws, any bonds, security or sureties required by the Designated Note Purchaser and the Designated Lender with respect to any of the Collateral. Grantor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Parties' rights under this Agreement or any other Transaction Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by laws. Grantor also consents that the Designated Note Purchaser and the Designated Lender, in connection with the enforcement of the Designated Note Purchaser's and the Designated Lender's rights and remedies under this Agreement, may enter upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court. These waivers and all other waivers provided for in this Agreement and the other Transaction Documents have been negotiated by the parties and Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

                                   ARTICLE VI
             THE DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER

      6.1 Appointment as Attorney-in-Fact. The Grantor hereby irrevocably constitutes and appoints the Designated Note Purchaser and the Designated Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Grantor hereby gives the Designated Note Purchaser and the Designated Lender the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following: (i) receive, collect, sign and endorse any documents in connection with any of the Collateral; (ii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (iii) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (iv) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Designated Note Purchaser and the Designated Lender may deem appropriate; and (v) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Designated Note Purchaser and the Designated Lender (for the benefit of the Secured Parties) were the absolute owner thereof for all purposes, and do, at the option of the Secured Parties and at their expense, at any time, or from time to time, all acts and things that the Secured Parties deem necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      6.2 Secured Parties May Perform. If the Grantor fails to perform any agreement contained herein, the Designated Note Purchaser and/or the Designated Purchaser may perform, or cause performance of, such agreement and the reasonable expenses of the Designated Note Purchaser and the Designated Lender incurred in connection therewith shall be payable by Grantor pursuant to Section 6.5.

      6.3 Designated Note Purchaser and Designated Lender Have No Duty. (a) In addition to, the powers conferred on the Designated Note Purchaser and the Designated Lender hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Designated Note Purchaser, the Designated Lender nor any of its officers, directors, employees or agents shall be

                                      -27-
                               Security Agreement
liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Designated Note Purchaser, the Designated Lender nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            (b) Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Designated Note Purchaser and/or the Designated Lender to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release the Grantor from any Secured Obligations.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

      7.1 Transaction Document. (a) This Agreement is a Transaction Document executed pursuant to the Note Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

            (b) Concurrently herewith Grantor is executing and delivering the Pledge Agreement pursuant to which Grantor is pledging all the certificated Investment Property of Grantor. Such pledges shall be governed by the terms of the Pledge Agreement and not by this Agreement.

      7.2 Amendments, etc.; Successors and Assigns.

            (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Designated Note Purchaser and the Designated Lender and, with respect to any such amendment, by Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Upon the delivery by Grantor of supplements to the Schedules to this Agreement pursuant to Section 4.12 the schedule supplements attached to each such certificate shall be incorporated into and become a part of and supplement Schedules I through VII hereto, as appropriate, and the Designated Note Purchaser and the Designated Lender may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

            (c) This Agreement shall be binding upon Grantor and its successors, transferees and assigns and shall inure to the benefit the Designated Note Purchaser, the Designated Lender and the Secured Parties and their respective successors, transferees and assigns; provided, however, that Grantor may not assign its obligations hereunder without the prior written consent of the Designated Note Purchaser and the Designated Lender.

                                       -28-
                               Security Agreement

      7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to each party hereto at the address set forth in Section 11 of the Note Agreement or Section 11 of the Secured Loan Agreement, as applicable. All such notices and other communications shall be deemed to be given or made at the times provided in Section 11 of the Note Agreement or Section 11 of the Secured Loan Agreement, as the case may be.

      7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

      7.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      7.7 Governing Law, Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE DESIGNATED NOTE PURCHASER'S AND THE DESIGNATED LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GRANTOR, THE DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER

                                       -29-
                               Security Agreement

DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

      7.8 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY TRANSACTION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      7.9 Entire Agreement. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEONS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                  ARTICLE VIII
                                  EFFECTIVENESS

      8.1 Effectiveness of Agreement. This agreement will become effective upon the earlier of (i) the date on which the Company has consummated the Contemplated Equity Financing and has raised aggregate gross proceeds of $6,000,000 or more in cash or other property valued at market value by the Board of Directors, or a combination of both, by July 31, 2003; and (ii) the day immediately after the last date on which the Note Purchasers had the right to deliver a Rescission Notice pursuant to Section 1(b) of the Second Exchange Agreement and did not deliver the Rescission Notice.

                            [Signature page follows.]

                                      -30-
                               Security Agreement

      IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         DIOMED, INC.

                                         By:____________________________________
                                            Name:  James A. Wylie, Jr.
                                            Title: Chief Executive Officer

ACKNOWLEDGED AND ACCEPTED:

GIBRALT US, INC.,
  as the Designated Note Purchaser
  and the Designated Lender

By:________________________________
   Name:  Johnny Ciampi
   Title: Authorized Officer

                                 Signature Page
                               Security Agreement

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

Item A.  State of Organization, Identification Number, Chief Executive Office

Chief Executive Office                   State of Organization
----------------------                   ---------------------

1 Dundee Park                            Delaware
Andover, MA 01810

Item B. Location of Equipment & Inventory (Owned Locations)

Mailing Address                          County                          State
---------------                          ------                          -----

1 Dundee Park                            Rockingham                        MA
Andover, MA 01810

Item C. Leased Property; Bailees

              Name of                                     Relationship
           Landlord/Bailee               Address          to Grantor
           ---------------               -------          ------------

           None

Item D. Trade Names

                                   Trade Name
                                   ----------

                                      None

Item E. Commercial Tort Claims

                            Description of Commercial
                                   Tort Claim
                            -------------------------

                                      None

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

Item A. Patents

1)    Solid State Laser Diode Light Source                (filed: February 1991)

      A method and apparatus for coupling light into small diameter fibres thereby providing high brightness.

Granted: Australia, Brazil, Canada, UK, USA, Austria, Denmark, France, Germany,
         Italy, Switzerland

Pending: Japan

Opposed: Europe

--------------------------------------------------------------------------------
Country                  Status              Number              Expiry
--------------------------------------------------------------------------------
Australia                Granted             646660              February 2011
--------------------------------------------------------------------------------
Brazil                   Granted             PI9106032-0         February 2011
--------------------------------------------------------------------------------
Canada                   Granted             2074834             February 2011
--------------------------------------------------------------------------------
UK                       Granted             2256503             February 2011
--------------------------------------------------------------------------------
Japan                    Pending             3-503921            February 2011
--------------------------------------------------------------------------------
USA                      Granted             5258989             February 2011
--------------------------------------------------------------------------------
European Patent (EP)     Opposed             0515410             February 2011
--------------------------------------------------------------------------------
UK (EP)                  Granted             0515410             February 2011
--------------------------------------------------------------------------------
Austria (EP)             Granted             E115783             February 2011
--------------------------------------------------------------------------------
Denmark (EP)             Granted             0515410             February 2011
--------------------------------------------------------------------------------
France (EP)              Granted             0515410             February 2011
--------------------------------------------------------------------------------
Germany (EP)             Granted             P69105952.7         February 2011
--------------------------------------------------------------------------------
Italy (EP)               Granted             0515410             February 2011
--------------------------------------------------------------------------------
Switzerland (EP)         Granted             0515410             February 2011
--------------------------------------------------------------------------------

      2) High Power Light Source                            (filed: August 1991)

      Using multiple small spot sizes of high brightness light sources (as in the prior patent) to be multiplexed onto a common fibre

Granted: Australia, Brazil, Canada, UK, Japan, USA, Austria, Belgium, Denmark,
         France, Germany, Greece, Italy, Luxembourg, Holland, Spain, Sweden, Switzerland

Opposed: Europe

--------------------------------------------------------------------------------
Country                  Status             Number              Expiry
--------------------------------------------------------------------------------
Australia                Granted            649707              August 2011
--------------------------------------------------------------------------------
Brazil                   Granted            PI9106718-9         August 2011
--------------------------------------------------------------------------------
Canada                   Granted            2088497             August 2011
--------------------------------------------------------------------------------
UK                       Granted            2261528             August 2011
--------------------------------------------------------------------------------
Japan                    Granted            3078836             August 2011
--------------------------------------------------------------------------------
USA                      Granted            5319528             August 2011
--------------------------------------------------------------------------------
European Patent (EP)     Opposed            0541658             August 2011
--------------------------------------------------------------------------------
UK (EP)                  Granted            0541658             August 2011
--------------------------------------------------------------------------------
Austria (EP)             Granted            E190733             August 2011
--------------------------------------------------------------------------------
Belgium (EP)             Granted            0541658             August 2011
--------------------------------------------------------------------------------
Denmark (EP)             Granted            0541658             August 2011
--------------------------------------------------------------------------------
France (EP)              Granted            0541658             August 2011
--------------------------------------------------------------------------------
Germany (EP)             Granted            0541658             August 2011
--------------------------------------------------------------------------------
Greece (EP)              Granted            0541658             August 2011
--------------------------------------------------------------------------------
Italy (EP)               Granted            0541658             August 2011
--------------------------------------------------------------------------------
Luxembourg (EP)          Granted            0541658             August 2011
--------------------------------------------------------------------------------
Netherlands (EP)         Granted            0541658             August 2011
--------------------------------------------------------------------------------
Spain (EP)               Granted            0541658             August 2011
--------------------------------------------------------------------------------
Sweden (EP)              Granted            0541658             August 2011
--------------------------------------------------------------------------------
Switzerland (EP)         Granted            0541658             August 2011
--------------------------------------------------------------------------------
USA (continuation)       Granted            5463534             October 2012
--------------------------------------------------------------------------------

      3) Laser Diode Drive Circuit                       (filed: September 1993)

      A low-noise switch-mode power supply for driving laser diodes with high linearity even at low drive currents

Granted: Australia, USA, UK, France, Germany, Ireland, Italy, Switzerland

Pending: Canada, Japan

--------------------------------------------------------------------------------
Country                 Status            Number              Expiry
--------------------------------------------------------------------------------
Australia               Granted           674882              September 2013
--------------------------------------------------------------------------------
Canada                  Pending           2146555             September 2013
--------------------------------------------------------------------------------
Japan                   Pending           6-508806            September 2013
--------------------------------------------------------------------------------
USA                     Granted           5734668             March 2015
--------------------------------------------------------------------------------
European Patent (EP)    Granted           0664058             September 2013
--------------------------------------------------------------------------------
UK (EP)                 Granted           0664058             September 2013
--------------------------------------------------------------------------------
France (EP)             Granted           0664058             September 2013
--------------------------------------------------------------------------------
Germany (EP)            Granted           69315851.4          September 2013
--------------------------------------------------------------------------------
Ireland (EP)            Granted           0664058             September 2013
--------------------------------------------------------------------------------
Italy (EP)              Granted           0664058             September 2013
--------------------------------------------------------------------------------
Switzerland (EP)        Granted           0664058             September 2013
--------------------------------------------------------------------------------

      4) Peltier Cooled Apparatus and Methods for Dermatological Treatment

                                                           (Filed: January 1998)

      A means of cooling the treatment area of a patient's skin when illuminated with high power lasers

Granted:  USA

Pending:  Canada, Japan, Europe

--------------------------------------------------------------------------------
Country                   Status             Number             Expiry
--------------------------------------------------------------------------------
USA                       Granted            5830208            January 2017
--------------------------------------------------------------------------------
Japan                     Pending            10-532905          January 2018
--------------------------------------------------------------------------------
European Patent (EP)      Pending            98902500.2         January 2018
--------------------------------------------------------------------------------

      5) Medical Spacing Guide                             (filed: January 1998)

      A means of accurately positioning a delivery optical fibre a known distance from a treatment site whilst protecting the optics from debris

Granted: USA

--------------------------------------------------------------------------------
Country                    Status              Number             Expiry
--------------------------------------------------------------------------------
USA                        Granted             5885275            January 2018
--------------------------------------------------------------------------------

      6) Medical Laser Device (EVLT)                          (filed: June 2001)

      A means of accurately locating optical fibres within the body for delivering energy to tissue

Filed: UK (global filings will be made following the defined timescales)

--------------------------------------------------------------------------------
Country                    Status             Number               Expiry
--------------------------------------------------------------------------------
UK                         Pending            0114687.7            June 2021
--------------------------------------------------------------------------------
USA                        Pending            60/369256            April 2022
--------------------------------------------------------------------------------

Item B. Patent Licenses:

      Fiber Optic Diffusers                                  (filed: March 1990)

      Assignee / Licensee: Health Research Inc. (HRI), Buffalo, NY

      A means of improving fibre optic diffusers for use in PDT applications, and methods to manufacture such devices

Filed: USA, Canada

--------------------------------------------------------------------------------
Country                    Status             Number              Expiry
--------------------------------------------------------------------------------
USA                        Granted            5074632             March 2010
--------------------------------------------------------------------------------
Canada                     Granted            2028757             March 2010
--------------------------------------------------------------------------------

                                                                    SCHEDULE III
                                                                              to
                                                              Security Agreement

Item A. Trademarks:

Diomed has the following trademark registrations:
Diomed:           Australia, Benelux, Brazil, Canada, France, Italy, Japan,
                  Korea (South), South Africa, Spain, Switzerland, UK, USA
Diomed & Device:  UK
Dioscan:          UK
Diomed Litescan   UK
EVLT:             UK (USA application pending)
Optiguide:        Benelux, Canada, France, Italy, USA
SummerLegs:       UK (USA application pending)
SummerLegs logo:  UK (USA application pending)

Diomed uses the following logos:
-------------------------------
Diomed logo with and without "Diomed"
SummerLegs logo with and without "SummerLegs"
Fibersdirect logo with and without "fibersdirect.com"

Diomed uses the following slogans:
"Diomed - Making Light Work"
"SummerLegs - A welcome ray of sunshine for varicose vein sufferers"

Diomed has registered the following Domain names:
diomed-lasers.com
diomedlasers.com
lasercures.net
lasercures.com
lasermiracles.net
lasermiracles.com
fibersdirect.com
fibresdirect.com
summerlegs.com
evlt.net
skinsmooth.com
permaclear.com
entlaser.com
entlasers.com
pdtlaser.com

Trademark Applications in Preparation: None

Item B. Trademark Licenses: None

                                                                     SCHEDULE IV
                                                                              to
                                                              Security Agreement

Item A. Copyrights

                           Registered Copyrights: None

               Copyrights Pending Registration Applications: None

            Copyright Registration Applications in Preparation: None

Item B. Copyright Licenses: None

                                                                      SCHEDULE V
                                                                              to
                                                              Security Agreement

                     Trade Secret or Know-How Licenses: None

                                                                     SCHEDULE VI
                                                                              to
                                                              Security Agreement

                               Assigned Agreements

Laser Development and Supply Agreement dated February 16, 2000 between Diomed, Inc. and QLT Phototherapeutics Inc.

Laser Development and Supply Agreement dated August 1, 2000 between Diomed, Inc. and Axcan Pharma (Ireland) Limited

Laser Development and Supply Agreement dated September 4, 2002 between Diomed, Inc. and LDI, Inc.

                                                                    SCHEDULE VII
                                                                              to
                                                              Security Agreement

                                Deposit Accounts

             Bank                                         Account Type
             ----                                         ------------

      Boston Private Bank                          Operating Checking Account
     10 Post Office Square
       Boston, MA 02109

      Boston Private Bank                             Money Market Account